                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSRS

Investment Company Act file number 811-06702

                     SCUDDER INTERNATIONAL EQUITY PORTFOLIO
                     --------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                   One South Street, Baltimore, Maryland 21202
                  --------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (212) 454-7190
                                                            --------------

                                  Paul Schubert
                                 345 Park Avenue
                               New York, NY 10154
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        10/31

Date of reporting period:       04/30/2005

ITEM 1.  REPORT TO STOCKHOLDERS

Scudder International Equity Fund

Classes A, B, C and Investment

Semiannual Report to Shareholders

April 30, 2005

Contents

Click Here Performance Summary

Click Here Information About Your Fund's Expenses

Click Here Portfolio Management Review

Click Here Portfolio Summary

Scudder International Equity Fund

Click Here Financial Statements

Click Here Financial Highlights

Click Here Notes to Financial Statements

International Equity Portfolio

Click Here Investment Portfolio

Click Here Financial Statements

Click Here Financial Highlights

Click Here Notes to Financial Statements

Click Here Account Management Resources

Click Here Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. Investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes and market risks. Additionally, hedging strategies are subject to special risks, and the success of such strategies cannot be guaranteed. All of these factors may result in greater share price volatility. Please read this fund's prospectus for specific details regarding its investments and risk profile.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary April 30, 2005

All performance shown is historical, assumes reinvestment of all dividends and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Investment Class shares are not subject to sales charges.

To discourage short-term trading, shareholders redeeming shares held less than 30 days will have a lower total return due to the effect of the 2% short-term redemption fee.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Returns shown for Class A, B and C shares for the periods prior to June 29, 2001 are derived from the historical performance of Investment Class shares of the International Equity Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Maximum Sales Charge) as of 4/30/05
Scudder International Equity Fund	6-Month*	1-Year	3-Year	5-Year	10-Year
Class A	9.07%	11.29%	6.44%	-4.69%	5.99%
Class B	8.55%	10.46%	5.58%	-5.44%	5.18%
Class C	8.61%	10.45%	5.61%	-5.42%	5.19%
Investment Class	9.00%	11.33%	6.36%	-4.71%	5.98%
MSCI EAFE Index+	8.71%	14.95%	10.51%	-.55%	4.77%

Sources: Lipper Inc. and Deutsche Asset Management Inc.

* Total returns shown for periods less than one year are not annualized.

Net Asset Value and Distribution Information
	Class A	Class B	Class C	Investment Class
Net Asset Value: 4/30/05	$ 11.45	$ 11.30	$ 11.10	$ 22.34
10/31/04	$ 10.52	$ 10.41	$ 10.22	$ 20.54
Distribution Information: Six Months: Income Dividends as of 4/30/05	$ .03	$ —	$ —	$ .05

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] Scudder International Equity Fund — Class A [] MSCI EAFE Index+

Yearly periods ended April 30

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 4/30/05
Scudder International Equity Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$10,489	$11,367	$7,413	$16,867
	Average annual total return	4.89%	4.36%	-5.81%	5.37%
Class B	Growth of $10,000	$10,746	$11,568	$7,522	$16,570
	Average annual total return	7.46%	4.97%	-5.54%	5.18%
Class C	Growth of $10,000	$11,045	$11,778	$7,570	$16,590
	Average annual total return	10.45%	5.61%	-5.42%	5.19%
MSCI EAFE Index+	Growth of $10,000	$11,495	$13,498	$9,730	$15,931
	Average annual total return	14.95%	10.51%	-.55%	4.77%

The growth of $10,000 is cumulative.

+ The Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged, capitalization- weighted index that tracks international stock performance in the 21 developed markets in Europe, Australasia and the Far East. The Index is calculated using closing local market prices and converts to US dollars using the London close foreign exchange rates. Index returns assume reinvestment of all distributions and do not reflect fees or expenses. It is not possible to invest directly into an index.

Growth of an Assumed $10,000 Investment
[] Scudder International Equity Fund — Investment Class [] MSCI EAFE Index+

Yearly periods ended April 30
Comparative Results as of 4/30/05
Scudder International Equity Fund		1-Year	3-Year	5-Year	10-Year
Investment Class	Growth of $10,000	$11,133	$12,032	$7,856	$17,876
	Average annual total return	11.33%	6.36%	-4.71%	5.98%
MSCI EAFE Index+	Growth of $10,000	$11,495	$13,498	$9,730	$15,931
	Average annual total return	14.95%	10.51%	-.55%	4.77%

The growth of $10,000 is cumulative.

+ The Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged, capitalization- weighted index that tracks international stock performance in the 21 developed markets in Europe, Australasia and the Far East. The Index is calculated using closing local market prices and converts to US dollars using the London close foreign exchange rates. Index returns assume reinvestment of all distributions and do not reflect fees or expenses. It is not possible to invest directly in an index.

Investment Class Lipper Rankings — International Large-Cap Core Funds Category as of 4/30/05
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	127	of	193	66
3-Year	92	of	170	54
5-Year	91	of	124	73
10-Year	14	of	48	29

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Investment Class shares; other share classes may vary.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, all classes of the Fund limited these expenses; had they not done so, expenses would have been higher. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended April 30, 2005.

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended April 30, 2005
Actual Fund Return	Class A	Class B	Class C	Investment Class
Beginning Account Value 11/1/04	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 4/30/05	$ 1,090.70	$ 1,085.50	$ 1,086.10	$ 1,090.00
Expenses Paid per $1,000*	$ 7.78	$ 11.63	$ 11.64	$ 7.77
Hypothetical 5% Fund Return	Class A	Class B	Class C	Investment Class
Beginning Account Value 11/1/04	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 4/30/05	$ 1,017.36	$ 1,013.64	$ 1,013.64	$ 1,017.36
Expenses Paid per $1,000*	$ 7.50	$ 11.23	$ 11.23	$ 7.50

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C	Investment Class
Scudder International Equity Fund	1.50%	2.25%	2.25%	1.50%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

In the following interview, Lead Manager Alex Tedder discusses Scudder International Equity Fund's strategy and the market environment during the six-month period ended April 30, 2005.

Q:  How did the international stock markets perform during the past six months?

A:  International equities were strong performers over the past six months, as the environment was favorable on many fronts. Corporate news flow and earnings reports were positive and helped restore investor enthusiasm for equities. Further benefiting US investors in non-US equities was the approximately 2% decline in the US dollar versus the basket of currencies that underlies the stocks included in the MSCI EAFE benchmark. (Since foreign shares are denominated in local-country currencies, a gain in the value of the currency helps increase the value of the investment in US dollar terms.)

Despite the generally positive environment for international equities, concerns remained regarding possible geopolitical and economic disruptions. The potential for a global economic slowdown, which would erode the strength of the US consumer, was led by the high price of oil, the weakening of the US dollar and China's attempts to cool its economic pace. Investors tended to favor stocks perceived to be more conservative and that paid dividends, helping value stocks continue to outperform their growth counterparts. This was reflected in the fact that the top-performing industry groups were the traditional "safe havens" — the higher-yielding consumer staples, utility and energy sectors — while on the other end of the spectrum, the higher-risk technology sector lagged the performance of the broader MSCI EAFE Index by roughly 10%. Small caps continued their rally, but we believe that the stocks in the asset class remain too richly valued.

On a regional basis, the European markets outpaced Asia. Japan lagged during the second half of the period as investor concerns about the impact of a strong yen on exporters outweighed the positive news of strong industrial production results and a six-year high in Japanese business confidence. The Japanese recovery has been uneven despite positive economic indicators, and at the beginning of the year, Japan once again fell into a recession as overall economic growth for 2004 was modestly negative. Stocks in the emerging markets performed particularly well, generally benefiting from growth in domestic consumption, rising returns on equity and strong investment inflows. We believe emerging markets are still compelling from a long-term investment perspective even though they remain vulnerable to potential shocks.

Q:  How did the fund perform in this environment?

A:  The total return of the fund's Class A shares for the six months ended April 30, 2005 was 9.07%. (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 3 through 5 for complete performance information.) For the period, the MSCI EAFE Index (the fund's benchmark) returned 8.71%, and the average return of the 193 funds in the Lipper International Large Cap Core Funds category was 7.37%.1

1 Index returns assume reinvestment of all dividends and, unlike fund returns, do not reflect fees or expenses. It is not possible to invest directly into an index. The index is calculated using closing local-market prices and converts to US dollars using the London close foreign exchange rates.

We are pleased with the fund's outperformance. We continue to stay true to our approach, emphasizing companies with quality and sustainable growth of cash flow and strong business models or franchises that allow them pricing power. Examples of such companies are natural price leaders in industries with high barriers to entry, companies in regulated industries or that benefit from state monopolies, and companies with dominant brand or service franchises. We believe companies that can continue to sustain their growth will be recognized by investors as global economic growth slows.

Q:  What factors helped performance?

A:  The information technology (IT) sector has been the worst-performing sector within the index for most recent periods, but it has consistently been among the best-performing sectors for the fund. Our stock selection model has enabled us to identify strong businesses within this currently shunned sector, resulting in our IT sector selections returning in excess of 15% more than the IT sector return within the benchmark during the past six months. A top performer was Samsung Electronics Co., Ltd., a longtime fund holding that is based in Korea. The company gained market share and maintained earnings growth in semiconductor chips and liquid crystal display screens despite a highly competitive environment. Hon Hai Precision Industry Co., Ltd., a Taiwanese computer components manufacturer, announced record gains in sales and market share gains versus its major competitor, Flextronics.

The fund's opportunistic investments in emerging markets were a strong collective contributor over the past six months despite some weakness in March and April. Investments in emerging markets materials companies included the mining companies Companhia Vale do Rio Doce (ADR) (Brazil) and BHP Billiton PLC (UK); POSCO, a Korean steel company; and Statoil ASA, a Norwegian oil company. Many of our emerging markets investments are beneficiaries of China's rapid growth, as the economic build-out of mainland Asia continues apace. We believe investing in peripheral markets is an opportunity to benefit from China's tremendous commodity consumption without taking on the risk of a direct investment in China's stock market.

The fund's overweight in financials is predominantly focused on regions and companies that are positioned to grow with the rising wealth of the Asian and Eastern European consumer. Our preferred investments are in the less mature markets such as Greece, Hungary, India and other Asian countries where we see greater potential for credit and loan growth and the expansion of product offerings in underbanked markets.

A top individual contributor to performance was Esprit Holdings, Ltd., a Hong Kong-based retailer. The company's ongoing store-rollout plan across Europe and the United States, coupled with the restructuring of its challenged Canadian and Asian operations, continues to progress well ahead of expectations. The company has been rewarded by investors, as the stock appreciated markedly over the six-month period. We believe that a strong management team is in place and we are maintaining the fund's exposure despite the stock's strong performance.

Q:  What elements of the fund's positioning detracted from performance?

A:  The fund was underweight in Australia, a strong-performing country within the index since its energy, materials and financials sectors continued to rally as resource prices remained strong. Investors stayed confident about the country's economic outlook despite rising interest rates. We believe that this strength is unlikely to remain as robust. The Australian market has outperformed for several years on the back of the commodities and the China development wave, and interest rates are on the upswing.

Investors have shifted their attention recently to several of the defensive sectors, including health care. The fund's underweight in major pharmaceutical companies, such as Sanofi Aventis and GlaxoSmithKline PLC, cost us some performance as we missed some of the more recent strength in this otherwise lagging sector. Several pharmaceutical companies announced positive year-over-year growth in first-quarter earnings results in April, and the sector subsequently rallied after lagging through most of last year.

Finally, the fund's holdings in two major Japanese automakers, Nissan Motor Co., Ltd. and Toyota Motor Corp., fell — partly in sympathy with major US automakers that were downgraded by the credit agencies due to their heavy pension and benefit liabilities. Other factors weighing on the world's automakers were investor concerns about slowing global growth, the potential for weakening consumer spending and rising commodity input costs such as for steel.

Q:  What is your broad view of the international stock markets for the rest of 2005?

A:  We believe the best of the cyclical upturn in corporate earnings has passed. The recovery in earnings momentum that drove international markets in 2003, and partly in 2004, appears now to be over. We believe current earnings estimates are too high, particularly for stocks in Europe, and we anticipate downgrades. In addition, the valuation of the international markets, at 19x future earnings and 17.4x current earnings, is above its long-term average of 16x (this figure excludes the vagaries of the Japan bull market or the technology, media and telecom bubble).2 Given the environment of slowing earnings momentum, it is hard to imagine that valuations will rise significantly from here.3 Taking these factors together, we believe that the market will begin to look for strong and sustainable operational earnings, as opposed to earnings that are more the result of broader worldwide economic trends.

2 Source: Factset

3 "Valuation" refers to the price investors pay for a given security. An asset can be undervalued, meaning that it trades for less than its true worth, or overvalued, which means that it trades at a more expensive price than its underlying worth. The P/E ratio is the price an investor must pay for a dollar of earnings. For example, a company with a $10 stock price and $1 of earnings per share has a P/E of 10. A lower P/E is seen as an indication of value, compared with a higher P/E.

With cash flows at high levels and corporations' reinvestment opportunities constrained by softening demand, we expect merger and acquisition (M&A) activity to return to the corporate agenda in 2005. While we do not seek to invest actively in potential M&A deals, it seems clear to us that at this stage in the current economic cycle there is a high probability of consolidation in a number of industries. For example, in the financials sector in both Europe and Japan there are a number of large companies whose growth within their own markets is constrained. We would expect them to force consolidation where there is merit or attempt to buy growth by acquiring smaller entities in other markets such as emerging Europe. There could be significant opportunities for patient investors in these markets, especially given that, in our view, many smaller banks in Europe remain outstanding investments in their own right.

While our overall expectations are modest, they are by no means pessimistic. In contrast, we are extremely optimistic about the prospects for growth stocks in the current environment. In our view, companies that are able to deliver good revenue and earnings growth in difficult economic circumstances will be rewarded by the market. We therefore continue to focus on areas where positive returns are likely to be maintained.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary April 30, 2005

Geographic Diversification (Excludes Cash Equivalents and Securities Lending Collateral)	4/30/05	10/31/04

United Kingdom	21%	22%
Japan	20%	23%
Switzerland	10%	12%
Germany	9%	5%
France	6%	10%
Italy	4%	5%
Spain	3%	2%
Netherlands	3%	4%
Norway	3%	2%
Other	21%	15%
	100%	100%
Sector Diversification (As a % of Common Stock)	4/30/05	10/31/04

Financials	30%	27%
Consumer Discretionary	15%	12%
Energy	10%	11%
Industrials	9%	9%
Health Care	8%	9%
Telecommunication Services	7%	8%
Materials	7%	5%
Information Technology	5%	6%
Consumer Staples	5%	5%
Other	4%	8%
	100%	100%

Geographic and sector diversification are based on market value of the Total Investment Portfolio and are subject to change.

Ten Largest Portfolio Equity Holdings at April 30, 2005 (23.4% of Net Assets)
1. Total SA Producer of oil and natural gas	France	3.0%
2. Nestle SA Producer and seller of food products	Switzerland	2.7%
3. Shell Transport & Trading Co., PLC Provider of oil and gas	United Kingdom	2.6%
4. Royal Bank of Scotland Group PLC Provider of a wide range of financial services	United Kingdom	2.5%
5. UBS AG Provider of commercial and investment banking services	Switzerland	2.4%
6. E.ON AG Distributor of electricity to commercial and residential customers	Germany	2.1%
7. Toyota Motor Corp. Manufacturer of diversified automotive products	Japan	2.1%
8. HSBC Holdings PLC Provider of international banking and financial services	United Kingdom	2.1%
9. Canon, Inc. Producer of visual image and information equipment	Japan	2.0%
10. Vodafone Group PLC Provider of mobile telecommunication services	United Kingdom	1.9%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 32. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to scudder.com on the 15th of the following month. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Financial Statements

Statement of Assets and Liabilities as of April 30, 2005 (Unaudited)
Assets
Investment in the International Equity Portfolio, at value	$ 272,800,203
Receivable for Fund shares sold	69,797
Other assets	25,066
Total assets	272,895,066
Liabilities
Payable for fund shares redeemed	747,243
Other accrued expenses and payables	113,815
Total liabilities	861,058
Net assets, at value	$ 272,034,008
Net Assets
Net assets consist of: Undistributed net investment income	223,729
Net unrealized appreciation (depreciation) on: Investment securities	33,603,637
Foreign currency related transactions	75,215
Accumulated net realized gain (loss)	(400,783,788)
Paid-in capital	638,915,215
Net assets, at value	$ 272,034,008

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of April 30, 2005 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($5,945,695 ÷ 519,494 shares of capital stock outstanding, $.001 par value, unlimited number of shares authorized)	$ 11.45
Maximum offering price per share (100 ÷ 94.25 of $11.45)	$ 12.15

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($967,832 ÷ 85,631 shares of capital stock outstanding, $.001 par value, unlimited number of shares authorized)

$ 11.30

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($650,369 ÷ 58,601 shares of capital stock outstanding, $.001 par value, unlimited number of shares authorized)

$ 11.10
Investment Class Net Asset Value, offering and redemption price(a) per share ($264,470,112 ÷ 11,840,066 shares of capital stock outstanding, $.001 par value, unlimited number of shares authorized)	$ 22.34

(a) Redemption price per share for shares held less than 30 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended April 30, 2005 (Unaudited)
Investment Income
Total investment income allocated from the International Equity Portfolio: Dividends (net of foreign taxes withheld of $323,793)	$ 3,672,253
Interest	30,051
Securities lending income, including income from Scudder Daily Assets Fund Institutional, net of borrower rebates	74,020
Expenses(a)	(1,024,277)
Net investment income (loss) allocated from the International Equity Portfolio	2,752,047
Expenses: Administrator service fee	1,238,610
Distribution and shareholder servicing fee	15,351
Registration fees	28,500
Reports to shareholders	29,080
Legal	5,601
Auditing	10,622
Trustees' fees and expenses	3,629
Other	1,680
Total expenses, before expense reductions	1,333,073
Expense reductions	(158,888)
Total expenses, after expense reductions	1,174,185
Net investment income (loss)	1,577,862
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments (net of foreign taxes of $17,992)	31,200,472
Foreign currency related transactions	459,697
31,660,169
Net unrealized appreciation (depreciation) during the period on: Investments	(7,459,986)
Foreign currency related transactions	75,215
(7,384,771)
Net gain (loss) on investment transactions	24,275,398
Net increase (decrease) in net assets resulting from operations	$ 25,853,260

a For the six months ended April 30, 2005, the Advisor/Administrator waived fees in the amount of $215,932 which was allocated to the Fund on a pro-rated basis.

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended April 30, 2005 (Unaudited)	Year Ended October 31, 2004
Operations: Net investment income (loss)	$ 1,577,862	$ 1,771,652
Net realized gain (loss) on investment transactions	31,660,169	42,619,935
Net unrealized appreciation (depreciation) during the period on investment transactions	(7,384,771)	(5,328,778)
Net increase (decrease) in net assets resulting from operations	25,853,260	39,062,809
Distributions to shareholders from: Net investment income: Class A	(13,836)	(95,503)
Class B	—	(6,910)
Class C	—	(3,352)
Investment Class	(645,055)	(6,545,035)
Fund share transactions: Proceeds from shares sold	48,015,948	253,547,422
Reinvestment of distributions	539,853	5,395,442
Cost of shares redeemed	(88,593,540)	(357,561,594)
Redemption fees	767	—
Net increase (decrease) in net assets from Fund share transactions	(40,036,972)	(98,618,730)
Increase (decrease) in net assets	(14,842,603)	(66,206,721)
Net assets at beginning of period	286,876,611	353,083,332
Net assets at end of period (including undistributed net investment income and distributions in excess of $223,729 and $695,242, respectively)	$ 272,034,008	$ 286,876,611

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A
Years Ended October 31,	2005[a]	2004	2003	2002	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$ 10.52	$ 9.59	$ 8.00	$ 9.28	$ 11.05
Income (loss) from investment operations: Net investment income (loss)	.06[c]	.05[c]	.07[c]	.03[c]	(.01)
Net realized and unrealized gain (loss) on investment transactions	.90	1.07	1.53	(1.30)	(1.76)
Total from investment operations	.96	1.12	1.60	(1.27)	(1.77)
Less distributions from: Net investment income	(.03)	(.19)	(.01)	(.01)	—
Redemption fees	.00***	—	—	—	—
Net asset value, end of period	$ 11.45	$ 10.52	$ 9.59	$ 8.00	$ 9.28
Total Return (%)[d,e]	9.07**	11.77	19.95[f]	(13.68)	(16.02)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	6	6	5	5	9
Ratio of expenses before expense reductions, including expenses allocated from the International Equity Portfolio (%)	2.00*	2.01	1.97	1.94	1.73*
Ratio of expenses after expense reductions, including expenses allocated from the International Equity Portfolio (%)	1.50*	1.50	1.50	1.50	1.50*
Ratio of net investment income (loss) (%)	.54**	.54	.87	.34	(.44)*

[a] For the six months ended April 30, 2005 (Unaudited).

[b] For the period June 29, 2001 (commencement of operations of Class A shares) to October 31, 2001.

[c] Based on average shares outstanding during the period.

[d] Total return would have been lower had certain expenses not been reduced.

[e] Total return does not reflect the effect of any sales charges.

[f] In 2003, the Advisor fully reimbursed the Portfolio for currency transactions which did not meet the Portfolio's investment guidelines. Excluding this reimbursement, the total return would have been 19.70% and the impact to the Class was $0.02 per share.

* Annualized

** Not annualized

*** Amount is less than $.005

Class B
Years Ended October 31,	2005[a]	2004	2003	2002	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$ 10.41	$ 9.49	$ 7.97	$ 9.33	$ 11.13
Income (loss) from investment operations: Net investment income (loss)	.03[c]	(.02)[c]	.01[c]	(.04)[c]	(.04)
Net realized and unrealized gain (loss) on investment transactions	.86	1.05	1.51	(1.31)	(1.76)
Total from investment operations	.89	1.03	1.52	(1.35)	(1.80)
Less distributions from: Net investment income	—	(.11)	—[d]	(.01)	—[d]
Redemption fees	.00[d]	—	—	—	—
Net asset value, end of period	$ 11.30	$ 10.41	$ 9.49	$ 7.97	$ 9.33
Total Return (%)[e,f]	8.55**	10.92	19.07[g]	(14.35)	(16.17)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1.7		.5	.4	.4
Ratio of expenses before expense reductions, including expenses allocated from the International Equity Portfolio (%)	2.75*	2.76	2.72	2.69	2.48*
Ratio of expenses after expense reductions, including expenses allocated from the International Equity Portfolio (%)	2.25*	2.25	2.25	2.25	2.25*
Ratio of net investment income (loss) (%)	.17**	(.21)	.11	(.41)	(1.19)*

[a] For the six months ended April 30, 2005 (Unaudited).

[b] For the period June 29, 2001 (commencement of operations of Class B shares) to October 31, 2001.

[c] Based on average shares outstanding during the period.

[d] Amount is less than $.005.

[e] Total return would have been lower had certain expenses not been reduced.

[f] Total return does not reflect the effect of any sales charges.

[g] In 2003, the Advisor fully reimbursed the Portfolio for currency transactions which did not meet the Portfolio's investment guidelines. Excluding this reimbursement, the total return would have been 18.70% and the impact to the Class was $0.02 per share.

* Annualized

** Not annualized

Class C
Years Ended October 31,	2005[a]	2004	2003	2002	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$ 10.22	$ 9.32	$ 7.83	$ 9.15	$ 10.92
Income (loss) from investment operations: Net investment income (loss)	.03[c]	(.02)[c]	.01[c]	(.04)[c]	(.09)
Net realized and unrealized gain (loss) on investment transactions	.85	1.03	1.48	(1.27)	(1.68)
Total from investment operations	.88	1.01	1.49	(1.31)	(1.77)
Less distributions from: Net investment income	—	(.11)	—[d]	(.01)	—[d]
Redemption fees	.00[d]	—	—	—	—
Net asset value, end of period	$ 11.10	$ 10.22	$ 9.32	$ 7.83	$ 9.15
Total Return (%)[e,f]	8.61**	10.89	19.03[g]	(14.20)	(16.21)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1.5		.2	.1	.3
Ratio of expenses before expense reductions, including expenses allocated from the International Equity Portfolio (%)	2.75*	2.76	2.72	2.69	2.48*
Ratio of expenses after expense reductions, including expenses allocated from the International Equity Portfolio (%)	2.25*	2.25	2.25	2.25	2.25*
Ratio of net investment income (loss) (%)	.17**	(.21)	.11	(.41)	(1.19)*

[a] For the six months ended April 30, 2005 (Unaudited).

[b] For the period June 29, 2001 (commencement of operations of Class C shares) to October 31, 2001.

[c] Based on average shares outstanding during the period.

[d] Amount is less than $.005.

[e] Total return would have been lower had certain expenses not been reduced.

[f] Total return does not reflect the effect of any sales charges.

[g] In 2003, the Advisor fully reimbursed the Portfolio for currency transactions which did not meet the Portfolio's investment guidelines. Excluding this reimbursement, the total return would have been 18.65% and the impact to the Class was $0.02 per share.

* Annualized

** Not annualized

Investment Class
Years Ended October 31,	2005[a]	2004	2003	2002	2001	2000
Selected Per Share Data
Net asset value, beginning of period	$ 20.54	$ 18.72	$ 15.63	$ 18.14	$ 25.55	$ 25.33
Income (loss) from investment operations: Net investment income (loss)	.12[b]	.11[b]	.14[b]	.06[b]	.08	(.02)
Net realized and unrealized gain (loss) on investment transactions	1.73	2.08	2.96	(2.56)	(7.28)	.24
Total from investment operations	1.85	2.19	3.10	(2.50)	(7.20)	.22
Less distributions from: Net investment income	(.05)	(.37)	(.01)	(.01)	—	—
Net realized gains	—	—	—	—	(.21)	—
Total distributions	(.05)	(.37)	(.01)	(.01)	(.21)	—
Redemption fees	.00***	—	—	—	—	—
Net asset value, end of period	$ 22.34	$ 20.54	$ 18.72	$ 15.63	$ 18.14	$ 25.55
Total Return (%)[c]	9.00**	11.80	19.85[d]	(13.78)	(28.38)	.83
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	264	280	347	418	815	2,128
Ratio of expenses before expense reductions, including expenses allocated from the International Equity Portfolio (%)	1.76*	1.76	1.72	1.69	1.68	1.67
Ratio of expenses after expense reductions, including expenses allocated from the International Equity Portfolio (%)	1.50*	1.50	1.50	1.50	1.50	1.50
Ratio of net investment income (loss) (%)	.54**	.54	.86	.34	.24	(.07)

[a] For the six months ended April 30, 2005 (Unaudited).

[b] Based on average shares outstanding during the period.

[c] Total return would have been lower had certain expenses not been reduced.

[d] In 2003, the Advisor fully reimbursed the Portfolio for currency transactions which did not meet the Portfolio's investment guidelines. Excluding this reimbursement, the total return would have been 19.53% and the impact to the Class was $0.05 per share.

* Annualized

** Not annualized

*** Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

International Equity Fund ("Scudder International Equity Fund" or the "Fund") is a diversified series of the Scudder Advisor Funds (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund seeks to achieve its investment objective by investing substantially all of its assets in the Scudder International Equity Portfolio (the "Portfolio"), a diversified, open-end management investment company advised by Deutsche Asset Management, Inc. ("DeAM, Inc."). On April 30, 2005, the Fund owned approximately 91% of the Portfolio. The financial statements of the Portfolio, including the Investment Portfolio, are contained elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Investment Class shares are not subject to initial or contingent deferred sales charges.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as services to shareholders, distribution service fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. The Fund determines the valuation of its investment in the Portfolio by multiplying its proportionate ownership of the Portfolio by the total value of the Portfolio's net assets.

The Portfolio's policies for determining the value of its net assets are discussed in the Portfolio's Financial Statements, which accompany this report.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At October 31, 2004, the Fund had a net tax basis capital loss carryforward of approximately $432,444,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2008 ($1,543,000), October 31, 2009 ($295,321,000), October 31, 2010 ($108,362,000) and October 31, 2011 ($27,218,000), the respective expiration dates, whichever occurs first, which may be subject to certain limitations under Sections 382-383 of the Internal Revenue Code.

Distribution of Income and Gains. Net investment income of the Fund, if any, is distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The net unrealized appreciation/depreciation of the Fund's investment in the Portfolio consists of an allocated portion of the Portfolio's appreciation/depreciation. Please refer to the Portfolio's financial statements for a breakdown of the appreciation/depreciation from investments.

The tax character of current year distributions, if any, will be determined at the end of the current fiscal year.

Redemption Fees. Effective February 1, 2005, the Fund imposes a redemption fee of 2% of the total redemption amount on all Fund shares redeemed or exchanged within 30 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. The Fund receives a daily allocation of the Portfolio's income, expenses and net realized and unrealized gains and losses in proportion to its investment in the Portfolio. Expenses of the Trust arising in connection with a specific Fund are allocated to that Fund. Other Trust expenses which cannot be directly attributed to a Fund are apportioned among the Funds in the Trust.

B. Related Parties

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG. Deutsche Asset Management, Inc. (the "Advisor") is the Advisor for the Portfolio and Investment Company Capital Corporation ("ICCC" or the "Administrator") is the Administrator for the Fund, both wholly owned subsidiaries of Deutsche Bank AG.

For the six months ended April 30, 2005, the Advisor and Administrator contractually agreed to waive their fees and reimburse expenses of the Fund to the extent necessary to maintain the annualized expenses of each class as follows: Class A shares 1.50%, Class B shares 2.25%, Class C shares 2.25% and Investment Class 1.50% including expenses allocated from the Portfolio.

Administrator Service Fee. For its services as Administrator, ICCC receives a fee (the "Administrator Service Fee") of 0.85% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended April 30, 2005, the Administrator Service Fee was as follows:

Administrator Service Fee	Total Aggregated	Waived	Unpaid at April 30, 2005
Class A	$ 26,508	$ 10,885	$ 3,666
Class B	3,734	1,539	1,125
Class C	2,687	1,107	1,339
Investment Class	1,205,681	145,357	81,304
	$ 1,238,610	$ 158,888	$ 87,434

Distribution Agreement. Under the Distribution Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.25% of average daily net assets of Class A shares and 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended April 30, 2005, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at April 30, 2005
Class A	$ 7,797	$ 1,236
Class B	3,295	598
Class C	2,370	395
	$ 13,462	$ 2,229

In addition, SDI provides information and administrative services ("Shareholder Servicing Fee") to Class B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended April 30, 2005, the Shareholder Servicing Fee was as follows:

Shareholder Servicing Fee	Total Aggregated	Unpaid at April 30, 2005	Annualized Effective Rate
Class B	$ 1,099	$ 207.25%
Class C	790	137.25%
	$ 1,889	$ 344

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended April 30, 2005 aggregated $898.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended April 30, 2005, the CDSC for Class B and C shares aggregated $1,601 and $87, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A. For the six months ended April 30, 2005, SDI received none.

Trustees' Fees and Expenses. As compensation for his or her services, each Independent Trustee receives an aggregate annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each Fund in the Fund Complex for which he or she serves. In addition, the Chairman of the Fund Complex's Audit Committee receives an annual fee for his services. Payment of such fees and expenses is allocated among all such Funds described above in direct proportion to their relative net assets.

C. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended April 30, 2005		Year Ended October 31, 2004
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	40,858	$ 489,566	281,798	$ 2,915,798
Class B	22,698	259,107	37,626	388,954
Class C	33,044	369,332	56,409	566,126
Investment Class	2,092,182	46,897,943	12,517,755	249,676,544
		$ 48,015,948		$ 253,547,422
Shares issued to shareholders in reinvestment of distributions
Class A	814	$ 9,256	8,782	$ 87,729
Class B	—	—	649	6,454
Class C	—	—	343	3,352
Investment Class	23,199	530,327	271,827	5,297,907
		$ 539,583		$ 5,395,442
Shares redeemed
Class A	(97,207)	$ (1,149,558)	(207,587)	$ (2,134,778)
Class B	(8,624)	(96,017)	(23,388)	(238,058)
Class C	(30,427)	(336,621)	(27,360)	(269,897)
Investment Class	(3,886,428)	(87,011,344)	(17,748,391)	(354,918,861)
		$ (88,593,540)		$ (357,561,594)
Redemption fees		$ 767		$ —
Net increase (decrease)
Class A	(55,535)	$ (650,466)	82,993	$ 868,749
Class B	14,074	163,090	14,887	157,350
Class C	2,617	32,711	29,392	299,581
Investment Class	(1,771,047)	(39,582,307)	(4,958,809)	(99,944,410)
		$ (40,036,972)		$ (98,618,730)

D. Regulatory Matters and Litigation

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. It is not possible to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds' investment advisors and their affiliates, certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each Scudder fund's investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.

(The following financial statements of the International Equity Portfolio should be read in conjunction with the Fund's financial statements.)

Investment Portfolio as of April 30, 2005 (Unaudited)

	Shares	Value ($)

Common Stocks 98.2%
Australia 1.4%
Australia & New Zealand Banking Group Ltd. (Cost $3,112,977)	253,163	4,282,041
Austria 1.3%
Raiffeisen International Bank-Holding AG*	4,339	223,346
Wienerberger AG (d)	88,824	3,756,430
(Cost $3,326,589)		3,979,776
Brazil 1.2%
Companhia Vale do Rio Doce (ADR)	75,384	2,031,599
Petroleo Brasileiro SA (ADR)	39,900	1,673,007
(Cost $2,053,461)		3,704,606
China 0.5%
China Petroleum & Chemical Corp. "H" (Cost $1,499,182)	3,448,735	1,362,005
Finland 1.9%
Nokia Oyj	163,504	2,612,906
Nokian Renkaat Oyj (d)	186,130	3,109,676
(Cost $6,626,479)		5,722,582
France 5.4%
Axa (d)	135,500	3,340,349
BNP Paribas SA	60,260	3,970,735
Total SA	40,592	9,008,240
(Cost $11,437,372)		16,319,324
Germany 9.0%
Adidas-Salomon AG	20,800	3,223,882
Continental AG	33,570	2,473,163
E.ON AG (d)	76,089	6,413,410
HeidelbergCement AG*	47,800	2,767,363
HeidelbergCement AG*	3,769	218,741
Hypo Real Estate Holdings AG*	115,100	4,779,768
Metro AG	46,188	2,439,609
Schering AG*	39,600	2,613,966
Siemens AG	28,678	2,102,242
(Cost $22,331,766)		27,032,144
Greece 2.5%
Alpha Bank AE	139,218	4,492,437
Hellenic Telecommunications Organization SA	155,900	2,914,450
(Cost $5,394,522)		7,406,887
Hong Kong 1.9%
Esprit Holdings Ltd. (Cost $3,082,949)	747,517	5,595,871
Hungary 0.8%
OTP Bank Rt (Cost $741,901)	75,011	2,306,645
India 1.1%
ICICI Bank Ltd.	174,500	1,445,338
Reliance Industries Ltd.	152,770	1,853,372
(Cost $2,993,135)		3,298,710
Indonesia 1.0%
PT Telekomunikasi Indonesia (ADR) (Cost $3,511,778)	164,200	2,958,884
Ireland 1.8%
Anglo Irish Bank Corp. PLC	245,320	2,831,838
CRH PLC*	105,030	2,617,054
(Cost $5,851,853)		5,448,892
Italy 3.9%
Banca Intesa SpA (d)	590,600	2,825,560
Enel SpA	194,446	1,845,360
Eni SpA	211,374	5,308,651
Mediobanca SpA	112,100	1,846,563
(Cost $7,732,385)		11,826,134
Japan 19.3%
Aiful Corp.	21,700	1,622,074
Aiful Corp.*	11,100	809,871
Canon, Inc.	116,000	6,050,103
Credit Saison Co., Ltd.	48,000	1,643,374
Dai Nippon Printing Co., Ltd.	107,083	1,721,238
Daito Trust Construction Co., Ltd.	57,200	2,292,550
Hoya Corp.	33,100	3,462,933
Jupiter Telecommunications Co., Ltd.*	331	263,600
Kirin Brewery Co., Ltd.	101,995	994,681
Mitsubishi Corp.	409,000	5,603,846
Mitsubishi Tokyo Financial Group, Inc.	328	2,849,546
Mitsui Fudosan Co., Ltd.	206,000	2,300,627
Mizuho Financial Group, Inc.	1,085	5,106,779
Nippon Steel Corp.	1,454,564	3,689,750
Nissan Motor Co., Ltd.	353,953	3,496,490
Sega Sammy Holdings, Inc.	79,000	4,616,397
Sharp Corp.	119,000	1,862,283
Toyota Motor Corp.	170,700	6,215,996
Yamanouchi Pharmaceutical Co., Ltd.	96,642	3,512,674
(Cost $41,842,461)		58,114,812
Korea 1.3%
POSCO	9,200	1,667,114
Samsung Electronics Co., Ltd.	4,799	2,201,763
(Cost $1,685,319)		3,868,877
Netherlands 2.9%
ING Groep NV	141,999	3,893,400
Koninklijke (Royal) Philips Electronics NV	108,530	2,707,149
Stork NV	59,600	2,196,099
(Cost $6,692,192)		8,796,648
Norway 2.7%
DNB NOR ASA (d)	256,644	2,448,519
Statoil ASA (d)	152,763	2,689,803
Telenor ASA (d)	366,000	3,057,045
(Cost $7,263,078)		8,195,367
Russia 1.2%
AFK Sistema "S" (GDR)*	97,662	1,513,761
OAO Gazprom "S" (ADR), 144A*	59,500	2,008,308
(Cost $3,804,963)		3,522,069
Spain 2.9%
ACS, Actividades de Construccion y Servicios SA	134,600	3,283,104
Telefonica SA (d)	327,972	5,577,117
(Cost $6,210,924)		8,860,221
Sweden 2.7%
ForeningsSparbanken AB	95,900	2,256,914
SKF AB "B"*	55,500	2,339,720
Telefonaktiebolaget LM Ericsson "B"*	1,188,062	3,523,078
(Cost $5,705,774)		8,119,712
Switzerland 10.1%
Baloise Holding AG "R"	42,600	2,178,796
Credit Suisse Group (d)	72,190	3,038,845
Nestle SA (Registered) (d)	31,065	8,157,702
Novartis AG (Registered) (d)	85,232	4,147,676
Roche Holding AG (d)	46,340	5,606,194
UBS AG (Registered)	90,173	7,229,856
(Cost $20,654,205)		30,359,069
Taiwan 0.5%
Hon Hai Precision Industry Co., Ltd. (Cost $1,324,737)	338,750	1,620,414
Thailand 0.5%
Bangkok Bank PCL (Foreign Registered) (Cost $1,274,892)	520,500	1,416,377
United Kingdom 20.4%
AstraZeneca PLC	56,321	2,469,550
BAA PLC	241,544	2,676,090
BHP Billiton PLC	377,291	4,598,526
Hammerson PLC	194,600	3,168,837
Hilton Group PLC	577,900	3,019,727
HSBC Holdings PLC	386,678	6,180,957
Imperial Tobacco Group PLC	167,300	4,786,644
MFI Furniture Group PLC*	731,300	1,421,263
National Grid Transco PLC	355,216	3,495,328
Prudential PLC	263,305	2,374,479
Royal Bank of Scotland Group PLC*	246,442	7,435,448
Shell Transport & Trading Co., PLC	881,517	7,894,356
Smith & Nephew PLC	255,978	2,635,270
Vodafone Group PLC	2,221,607	5,798,760
Woolworths Group PLC	1,447,837	1,011,828
WPP Group PLC	236,560	2,574,512
(Cost $45,900,245)		61,541,575
Total Common Stocks (Cost $222,055,139)		295,659,642

Securities Lending Collateral 14.9%
Scudder Daily Assets Fund Institutional, 2.94% (c) (e) (Cost $44,923,530)	44,923,530	44,923,530

Cash Equivalents 1.4%
Scudder Cash Management QP Trust, 2.81% (b) (Cost $4,305,516)	4,305,516	4,305,516
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $271,284,185) (a)	114.5	344,888,688
Other Assets and Liabilities, Net	(14.5)	(43,677,518)
Net Assets	100.0	301,211,170

* Non-income producing security.

(a) The cost for federal income tax purposes was $277,647,371. At April 30, 2005, net unrealized appreciation for all securities based on tax cost was $67,241,317. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $72,462,480 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $5,221,163.

(b) Scudder Cash Management QP Trust is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c) Scudder Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(d) All or a portion of these securities were on loan (see notes to Financial Statements). The value of all securities loaned at April 30, 2005 amounted to $42,729,969, which is 14.2% of net assets.

(e) Represents collateral held in connection with securities lending.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR: American Depositary Receipts

GDR: Global Depositary Receipts

Financial Statements

Statement of Assets and Liabilities as of April 30, 2005 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $222,055,139) including $42,729,969 of securities loaned	$ 295,659,642
Investment in Scudder Cash Management QP Trust (cost $4,305,516)	4,305,516
Investment in Scidder Daily Assets Fund Institutional (cost $44,923,530)*	44,923,530
Total investments in securities, at value ($271,284,185)	344,888,688
Foreign currency, at value (cost $1,369,444)	1,360,731
Receivable for investments sold	1,098,134
Dividends receivable	1,527,855
Interest receivable	61,864
Foreign taxes recoverable	262,003
Unrealized appreciation on forward foreign currency exchange contracts	1,642,429
Other receivable	7,894
Other assets	5,024
Total assets	350,854,622
Liabilities
Payable upon return of securities loaned	44,923,530
Payable for investments purchased	2,991,869
Net payable on closed forward currency exchange contracts	5,197
Unrealized depreciation on forward foreign currency exchange contracts	1,505,225
Accrued investment advisory fee	142,440
Other accrued expenses and payables	75,191
Total liabilities	49,643,452
Net assets, at value	$ 301,211,170

* Represents collateral on securities loaned.

Statement of Operations for the six months ended April 30, 2005 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $359,427)	$ 4,116,977
Interest — Scudder Cash Management QP Trust	33,131
Securities lending income, including income from Scudder Daily Assets Fund Institutional, net of borrower rebates	82,697
Interest	872
Total Income	4,233,677
Expenses: Investment advisory fee	1,075,745
Administrator service fee	248,249
Auditing	38,724
Legal	9,499
Interest expense	20,335
Trustees' fees and expenses	7,097
Other	7,154
Total expenses, before expense reductions	1,406,803
Expense reductions	(244,889)
Total expenses, after expense reductions	1,161,914
Net investment income (loss)	3,071,763
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments (net of foreign taxes of $20,405)	35,194,707
Foreign currency related transactions	516,513
35,711,220
Net unrealized appreciation (depreciation) during the period on:
Investments	(7,699,867)
Foreign currency related transactions	84,511
(7,615,356)
Net gain (loss) on investment transactions	28,095,864
Net increase (decrease) in net assets resulting from operations	$ 31,167,627

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended April 30, 2005 (Unaudited)	Year Ended October 31, 2004
Operations: Net investment income (loss)	$ 3,071,763	$ 5,421,773
Net realized gain (loss) on investment transactions	35,711,220	52,747,398
Net unrealized appreciation (depreciation) during the period on investment transactions	(7,615,356)	(5,305,626)
Net increase (decrease) in net assets resulting from operations	31,167,627	52,863,545
Capital transactions in shares of beneficial interest: Proceeds from capital invested	58,484,422	235,493,569
Value of capital withdrawn	(120,260,200)	(426,402,928)
Net increase (decrease) in net assets from capital transactions in shares of beneficial interest	(61,775,778)	(190,909,359)
Increase (decrease) in net assets	(30,608,151)	(138,045,814)
Net assets at beginning of period	331,819,321	469,865,135
Net assets at end of period	$ 301,211,170	$ 331,819,321

Financial Highlights

Years Ended October 31,	2005[a]	2004	2003	2002	2001	2000
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	301	332	470	667	1,331	2,961
Ratio of expenses before expense reductions (%)	.85*	.84	.84	.80	.80	.80
Ratio of expenses after expense reductions (%)	.70*	.70	.70	.70	.70	.70
Ratio of net investment income (loss) (%)	.92**	1.31	1.72	1.14	1.05	.74
Portfolio turnover rate (%)	56*	63	123	179	137	140
Total Investment Return (%)[b,c]	9.40*	12.60	20.65[d]	(13.03)	—	—

[a] For the six months ended April 30, 2005 (Unaudited).

[b] Total return would have been lower had certain expenses not been reduced.

[c] Total investment return for the Portfolio was derived from the performance of the Investment Class of Scudder International Equity Fund.

[d] In 2003, the Advisor fully reimbursed the Portfolio for currency transactions which did not meet the Portfolio's investment guidelines. Excluding this reimbursement, the total return would have been 20.33%.

* Annualized

** Not annualized

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

Scudder International Equity Portfolio (the "Portfolio") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified open-end management investment company organized as a New York business trust.

The Portfolio's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Portfolio in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in any open-end investment companies are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors. The Fund may use a fair valuation model to value international equity securities in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange.

Securities Lending. The Portfolio may lend securities to financial institutions. The Portfolio retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the securities and to participate in any changes in their market value. The Portfolio requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Portfolio may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Portfolio receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net fees paid to lending agent. Either the Portfolio or the borrower may terminate the loan. The Portfolio is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Foreign Currency Translations. The books and records of the Portfolio are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Portfolio may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities. The Portfolio may also engage in forward currency contracts for non-hedging purposes.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Portfolio gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Portfolio may enter into futures contracts as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes.

Upon entering into a futures contract, the Portfolio is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Portfolio dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Portfolio. When entering into a closing transaction, the Portfolio will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Portfolio's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Portfolio gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Federal Income Taxes. The Portfolio is considered a partnership under the Internal Revenue Code. Therefore, no federal income tax provision is necessary.

Additionally, based on the Fund's understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, the Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Portfolio is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

The Portfolio makes a daily allocation of its income, expenses and realized and unrealized gains and losses from securities, futures and foreign currency transactions to its investors in proportion to their investment in the Portfolio.

B. Purchases and Sales of Securities

During the six months ended April 30, 2005, purchases and sales of investment securities (excluding short-term investments) aggregated $92,096,362 and $153,712,127, respectively.

C. Related Parties

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG. Deutsche Asset Management, Inc. ("DeAM, Inc." or the "Advisor") is the Advisor for the Portfolio and Investment Company Capital Corporation ("ICCC" or the "Administrator") is the Administrator for the Portfolio, both wholly owned subsidiaries of Deutsche Bank AG.

Investment Advisory Agreement. Under the Investment Advisory Agreement, the Advisor directs the investments of the Portfolio in accordance with its investment objectives, policies and restrictions. The investment advisory fee payable under the Investment Advisory Agreement is equal to an annual rate of 0.65% of the Portfolio's average daily net assets, computed and accrued daily and payable monthly. Deutsche Asset Management Investment Services Ltd. ("DeAMIS"), an affiliate of the Advisor, serves as subadvisor with respect to the investment and reinvestment of assets in the Portfolio and is paid by the Advisor for its services.

Administrator Service Fee. For its services as Administrator, ICCC receives a fee (the "Administrator Service Fee") of 0.15% of the Portfolio's average daily net assets, computed and accrued daily and payable monthly. For the six months ended April 30, 2005, the Administrator Service Fee aggregated $248,249, of which $37,781 is unpaid at April 30, 2005.

For the six months ended April 30, 2005, the Advisor and Administrator agreed to waive their fees and reimburse expenses to the Portfolio to the extent necessary to maintain the annualized expenses of the Portfolio at 0.70%. The amount of the waiver and whether the Advisor and/or Administrator waive its fees may vary at any time without notice to the shareholders.

Accordingly, for the six months ended April 30, 2005, the Advisor waived a portion of its advisory fee pursuant to the Investment Advisory Agreement aggregating $241,739 and the amount imposed aggregated $834,006, which was equivalent to an annualized effective rate of 0.50% of the Portfolio's average net assets.

Trustees' Fees and Expenses. As compensation for his or her services, each Independent Trustee receives an aggregate annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each Fund in the Fund Complex for which he or she serves. In addition, the Chairman of the Fund Complex's Audit Committee receives an annual fee for his services. Payment of such fees and expenses is allocated among all such Funds described above in direct proportion to their relative net assets.

Insurance Brokerage Commissions. The Portfolio paid insurance premiums to an unaffiliated insurance broker in 2002 and 2003. This broker in turn paid a portion of its commissions to an affiliate of the Advisor, which performed certain insurance brokerage services for the broker. The Advisor has reimbursed the Portfolio for the portion of commissions (plus interest) paid to the affiliate of the Advisor attributable to the premiums paid by the Fund. The amounts for 2002 and 2003 were $344 and $260, respectively.

D. Expense Reductions

For the six months ended April 30, 2005, the Advisor agreed to reimburse the Portfolio $3,150, which represents a portion of the fee savings expected to be realized by the Advisor related to the outsourcing by Advisor of certain administrative services to an unaffiliated service provider.

E. Forward Foreign Currency Exchange Contracts

As of April 30, 2005, the Portfolio had the following open forward foreign currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation (US$)
AUD	2,086,000	USD	1,622,449	7/28/2005	3,186
CHF	1,478,000	EUR	965,020	7/28/2005	693
CHF	40,521,000	USD	34,549,175	7/28/2005	446,145
CHF	7,053,000	EUR	4,593,472	7/28/2005	26,193
CHF	8,373,000	EUR	5,457,923	7/28/2005	11,625
CHF	1,478,000	EUR	965,020	7/28/2005	488
CLP	816,919,000	USD	1,413,355	7/28/2005	14,216
EUR	18,771,862	CHF	28,862,000	7/28/2005	214,670
EUR	38,903,000	USD	50,332,701	7/28/2005	139,330
EUR	3,973,000	USD	5,166,887	7/28/2005	40,848
EUR	3,816,000	USD	4,950,932	7/28/2005	27,458
EUR	1,367,298	CHF	2,103,000	7/28/2005	18,695
EUR	1,092,924	NOK	8,942,000	7/28/2005	15,387
EUR	957,282	CHF	1,479,000	7/28/2005	9,323
EUR	121,777	CHF	187,000	7/28/2005	1,753
EUR	957,282	CHF	1,479,000	7/28/2005	321
GBP	25,989,000	USD	49,420,423	7/28/2005	53,692
GBP	2,446,000	USD	4,649,112	7/28/2005	2,876
GBP	562,000	USD	1,069,194	7/28/2005	1,661
GBP	601,000	USD	1,143,072	7/28/2005	1,458
NOK	6,087,000	EUR	749,335	7/28/2005	538
USD	9,115,610	NZD	12,636,000	7/28/2005	35,522
SEK	1,277,000	EUR	138,850	7/28/2005	1,372
USD	16,091,931	JPY	1,711,055,000	7/28/2005	358,191
USD	13,999,638	AUD	18,196,000	7/28/2005	125,052
USD	3,758,659	JPY	394,725,000	7/28/2005	36,237
USD	5,732,399	SGD	9,404,000	7/28/2005	25,446
USD	1,173,316	NZD	1,652,000	7/28/2005	23,080
USD	20,275,837	GBP	10,677,000	7/28/2005	5,382
USD	842,972	AUD	1,088,000	7/28/2005	1,591
Total unrealized appreciation					1,642,429
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation (US$)
AUD	1,129,000	USD	868,551	7/28/2005	(7,838)
AUD	385,000	USD	298,082	7/28/2005	(775)
CHF	7,053,000	EUR	4,593,472	7/28/2005	(35,512)
CHF	8,373,000	EUR	5,457,923	7/28/2005	(16,543)
EUR	18,771,862	CHF	28,862,000	7/28/2005	(143,818)
EUR	1,367,298	CHF	2,103,000	7/28/2005	(12,894)
EUR	1,092,924	NOK	8,942,000	7/28/2005	(4,795)
EUR	121,777	CHF	187,000	7/28/2005	(1,490)
JPY	530,240,000	USD	5,043,804	7/28/2005	(53,936)
JPY	60,292,000	USD	566,143	7/28/2005	(13,505)
JPY	18,232,000	USD	173,721	7/28/2005	(1,562)
NOK	16,301,000	EUR	2,001,715	7/28/2005	(6,067)
NOK	16,301,000	EUR	2,001,715	7/28/2005	(1,180)
NOK	6,087,000	EUR	749,335	7/28/2005	(832)
NZD	41,104,000	USD	29,613,788	7/28/2005	(154,188)
NZD	1,312,000	USD	939,038	7/28/2005	(11,127)
USD	2,052,039	NZD	2,823,000	7/28/2005	(7,591)
NZD	497,000	USD	356,897	7/28/2005	(3,037)
USD	2,058,461	NZD	2,842,000	7/28/2005	(252)
USD	186,274	NZD	257,000	7/28/2005	(151)
SEK	1,277,000	EUR	138,850	7/28/2005	(1,546)
USD	27,005,097	EUR	20,591,000	7/28/2005	(438,207)
USD	28,377,871	EUR	21,809,000	7/28/2005	(239,495)
USD	28,129,187	GBP	14,739,000	7/28/2005	(132,002)
USD	5,983,691	SEK	41,826,000	7/28/2005	(110,354)
USD	4,373,154	NOK	27,183,000	7/28/2005	(54,329)
USD	2,158,674	EUR	1,650,000	7/28/2005	(29,813)
USD	6,699,111	GBP	3,517,000	7/28/2005	(18,485)
USD	158,661	EUR	121,000	7/28/2005	(2,545)
USD	127,798	EUR	98,000	7/28/2005	(1,356)
Total unrealized depreciation					(1,505,225)
Currency Abbreviation
AUD	Australian Dollar	JPY	Japanese Yen
CHF	Swiss Franc	NOK	Norwegian Krona
CLP	Chilean Peso	NZD	New Zealand Dollar
EUR	Euro	SEK	Swedish Krona
GBP	British Pound	USD	United States Dollar

F. Line of Credit

The Portfolio and several other affiliated funds (the "Participants") share in a $1.1 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants were charged an annual commitment fee which was allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Portfolio may borrow up to a maximum of 33 percent of its net assets under the agreement.

G. Regulatory Matters and Litigation

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. It is not possible to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds' investment advisors and their affiliates, certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each Scudder fund's investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.

Account Management Resources

For shareholders of Classes A, B, C and Investment

Automated Information Lines

ScudderACCESS (800) 972-3060

Personalized account information, information on other Scudder funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a Scudder service representative.
Written Correspondence	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — scudder.com (type "proxy voting" in the search field) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Investment Class
Nasdaq Symbol	DBAIX	DBBIX	DBCIX	BTEQX
CUSIP Number	81111R 502	81111R 601	81111R 700	81111R 809
Fund Number	420	620	720	820
Privacy Statement

This privacy statement is issued by Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc., Scudder Distributors, Inc., Scudder Investor Services, Inc., Scudder Trust Company and the Scudder Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our websites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the Scudder Companies listed above.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

Questions on this policy may be sent to:

Scudder Investments
Attention: Correspondence — Chicago
P.O. Box 219415
Kansas City, MO 64121-9415

September 2004

Notes

ITEM 2.         CODE OF ETHICS.

                Not applicable.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

                Not applicable.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                Not applicable.

ITEM 5.         AUDIT COMMITTEE OF LISTED REGISTRANTS

                Not Applicable

ITEM 6.         SCHEDULE OF INVESTMENTS

                Not Applicable

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not applicable.

ITEM 8.         PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not applicable.

ITEM 9.         PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
                INVESTMENT COMPANY AND AFFILIATED PURCHASERS

                Not Applicable.

ITEM 10.        SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Nominating and Governance Committee evaluates and nominates Board member candidates. Fund shareholders may also submit nominees that will be considered by the Committee when a Board vacancy occurs. Submissions should be mailed to the attention of the Secretary of the Fund, One South Street, Baltimore, MD
21202.

ITEM 11.        CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 12.        EXHIBITS.

(a)(1)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder International Equity Portfolio, a
                                    series of Scudder International Equity
                                    Portfolio

By:                                 /s/Julian Sluyters
                                     ----------------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               July 1, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                         Scudder International Equity Portfolio, a
                                    series of Scudder International Equity
                                    Portfolio

By:                                 /s/Julian Sluyters
                                     ----------------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               July 1, 2005

By:                                 /s/Paul Schubert
                                    -----------------------------------
                                    Paul Schubert
                                    Chief Financial Officer

Date:                               July 1, 2005